UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2009

VGTel, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

New York	4814	01-0671426
State or Other Jurisdiction of Incorporation of Organization	Primary Standard Industrial Code	(I.R.S. Employer Identification No.)

Ron Kallus, CEO
2 Ingrid Road
Setauket, NY 11733-2218
Tel: 631-458-1120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

(a)  Dismissal of Previous Independent Registered Public Accounting Firm.

On April 27, 2009 , N. Blumenfrucht CPA PC  "NBCP" resigned as our independent registered public accounting firm. The Board of Directors (the “Board”) of VGTel, Inc. (the “Company”) approved such resignation on April  27, 2009.

The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

During the two most recent fiscal two years 2008 and 2007 and through the subsequent interim periods through April 27,  2009, the date of resignation, the Company did not have any disagreements with "NBCP"  on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure,  which, if not resolved to "NBCP's" satisfaction  would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, except for the following:

The report  on the Company’s financial statements for the fiscal years ended March 31, 2009 and March 31, 2008 contained an explanatory paragraph concluding that there was substantial doubt as to the Company’s ability to continue as a going concern, since the  Company had no significant income since inception, and the  continuation of the Company as a going concern was dependent upon the Company’s ability to obtain additional financing and upon future profitable operations.

During the most recent two  fiscal years  2008 and 2007 and  the Subsequent Interim Period, no "reportable events" (as described in Item 304(a)(1)(v) of Regulation S-K) occurred that would be required by Item 304(a)(1)(v) to be disclosed in this report.

 The Company provided "NBCP" with a copy of this Current Report on this amended  Form 8-K and requested that they furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from "NBCP", and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K/A.

(b) Engagement of New Independent Registered Public Accounting Firm.

On April 27, 2009, the Board appointed  Kempisty & Company Certified Public Accountants,  PC, "K &Co."  as the Company’s new independent registered public accounting firm. The decision to engage "K &Co."  was approved by the Company’s Board of Directors on April 27, 2009.

Prior to April 27,  2009,  and during the most recent fiscal years 2008 and 2007  and through the subsequent interim periods through May 14, 2009, the Company did not consult with "K &Co."  regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) no written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

9.01  Financial Statements & Exhibits -   Letter from N. Blumenfrucht CPA PC

Exhibit No.	Description

16-1	Letter to the Securities and Exchange Commission from N. Blumenfrucht CPA PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 2009	VGTel, Inc.
	By:	/s/ Ron Kallus
Ron Kallus Chief Executive Officer

Item 9-01  Financial Statements & Exhibits -   Letter from N. Blumenfrucht CPA PC

Exhibit No.	Description

99-1	Letter to the Securities and Exchange Commission from N. Blumenfrucht CPA PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 14, 2009	VGTel, Inc.
	By:	/s/ Ron Kallus
Ron Kallus Chief Executive Officer